Exhibit 99.1

Edison Electric Institute International Utility Conference March 14 - 16, 2010

 Notice Regarding Forward-Looking Statements Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Matters discussed in this presentation that relate to events or developments that are expected to occur in the future, including management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements. Forward-looking statements are based on management’s beliefs, assumptions and expectations of future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact and are typically identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” and similar expressions. Such forward-looking statements are subject to risks and uncertainties, and investors are cautioned that outcomes and results may vary materially from those projected due to various factors beyond our control, including but not limited to: abnormal or severe weather and catastrophic weather-related damage; unusual maintenance or repair requirements; changes in fuel costs and purchased power, coal, environmental emissions, natural gas, oil, and other commodity prices; volatility and changes in markets for electricity and other energy-related commodities; performance of our suppliers and other counterparties; increased competition and deregulation in the electric utility industry; increased competition in the retail generation market; changes in interest rates; state, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, emission levels and regulations, rate structures or tax laws; changes in federal and/or state environmental laws and regulations to which DPL and its subsidiaries are subject; the development and operation of Regional Transmission Organizations (RTOs), including PJM Interconnection, L.L.C. (PJM) to which DPL’s operating subsidiary The Dayton Power and Light Company (DP&L) has given control of its transmission functions; changes in our purchasing processes, pricing, delays, employee, contractor, and supplier performance and availability; significant delays associated with large construction projects; growth in our service territory and changes in demand and demographic patterns; changes in accounting rules and the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; financial market conditions, including impacts the current financial crisis may have on our business and financial conditions; the outcomes of litigation and regulatory investigations, proceedings or inquiries; general economic conditions; and the risks and other factors discussed in DPL’s and DP&L’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based. Investor Relations Contact Craig Jackson Vice President and Assistant Treasurer 937.259.7220 craig.jackson@dplinc.com 1 EEI International Utility Conference March 14-16, 2010

2 Fred Boyle – Senior Vice President, CFO and Treasurer Craig Jackson – Vice President and Assistant Treasurer DPL Inc. Participants EEI International Utility Conference March 14-16, 2010

A reliable, efficient, profitable and well-regarded investor-owned regional utility DPL Inc. Overview DPL Inc. The Dayton Power and Light Company DPL Energy, LLC DPL Energy Resources, Inc. MVIC Regulated and vertically integrated electric utility Provides approximately 97% of total consolidated revenue and 95% of total assets Owner and operator of peaking generation facilities Competitive retail energy marketer Serves commercial and industrial customers Captive insurance company Provides insurance services to DPL and its subsidiaries Principal Subsidiaries 3 EEI International Utility Conference March 14-16, 2010

Integrated Wholesale Operations Board of Directors CEO, President Operates wires business Focused on operational performance Reliability Customer satisfaction Cost per customer Safety Long-term asset performance Customer Conservation and Energy Management Program Operates coal & peaking units 2,845 MW coal 967 MW peakers Focused on operational performance Equivalent availability Heat rate EFOR Capital expenditures Safety Long-term asset performance Operates commodity risk management Serves POLR load Markets/bids supply Optimizes coal, natural gas oil and power Manages emission allowances RTO market activities Retail marketing Renewable planning Corporate functions Accounting Treasury Legal Regulatory Investor Relations Communications Human Resources Purchasing Environmental Information Technology Corporate Development T&D Operations Generation Commercial Operations Corporate Functions Functionally Organized March 14-16, 2010 4 EEI International Utility Conference

5 Investment Highlights Financial Performance Solid earnings Continuous dividend growth Strengthened financial profile Strong liquidity Regulatory Framework ESP(1) in place through Dec. 2012, including a fuel clause effective Jan. 2010 Transmission cost recovery (TCRR) and capacity riders approved Nov. 2009 Cost recovery in place for energy efficiency programs, economic development, and alternative energy Operational Diversified retail market Access to PJM and MISO markets 2,480 MWs of low-cost base-load coal units of which 2,270 MWs have environmental controls Fuel flexibility / Coal optimization (1) ESP = Electric Security Plan EEI International Utility Conference March 14-16, 2010

Financial Performance

Solid Earnings Growth...... Diluted Earnings per Share 7 EEI International Utility Conference March 14-16, 2010 Earnings guidance for 2010 of $2.35 to $2.60 per share Compound average growth rate from 2005 to 2009 is approximately 20%

 6% quarterly dividend increase announced in December 2009 Current annualized dividend of $1.21 per share Dividend has increased $0.25 per share from 2005 to 2010 CAGR(1) = 4.7% Annualized Dividend $0.96 $1.00 $1.04 $1.10 $1.14 $1.21 (1) CAGR = Compound average growth rate. 8..... and Continuous Dividend Growth EEI International Utility Conference March 14-16, 2010

 During 2009: Reduced outstanding warrants from 19.6 million to 1.8 million Reduced long-term debt by $227 million and on-going annual interest expense by $18 million Received ratings upgrades from all three major Rating Agencies 9 Senior unsecured debt ratings. Senior secured debt ratings. Strengthened Financial Profile EEI International Utility Conference March 14-16, 2010 2009 Warrant Transactions # millions Repurchases (8.6) Cashless exercises (5.5) Full exercises (3.7) 2009 Long-term Debt Transactions $ millions Redeemed 8% long-term debt $175M Repurchased 8.125% long-term debt $52M Rating Agency DPL (1) DP&L (2) Moody's Baa1 Aa3 Standard & Poor's BBB+ A Fitch A- AA-

 No borrowings outstanding on the combined revolvers at the end of 2009 Liquidity and Select Cash Flow Items 10 EEI International Utility Conference March 14-16, 2010 2009 Year-end Liquidity ($ in millions) Cash and Cash Equivalents $75 Available Credit from $220M Revolver $220 Available Credit from $100M Revolver 100 Total Available Credit from Combined Revolvers $320  Select 2009 Cash Flow Items ($ in millions) Net cash provided by operating activities $526 Dividends paid on common stock $(129) Capital expenditures $(172)

2010 - 2012 Capital Outlook Capital Expenditures ($ in millions) 2010 – 2012 estimated construction additions Base: $590 million Proposed AMI/Smart Grid: $270 million (Filed with PUCO Aug. 2009) Total $860 million 11 EEI International Utility Conference March 14-16, 2010 $0 $50 $100 $150 $200 $250 $300 $350 2008A 2009A 2010E 2011E 2012E Base Proposed AMI/Smart Grid

Investment in Renewable Generation 12 EEI International Utility Conference March 14-16, 2010 Constructing 1.1 MW solar array near Yankee substation Expected to be the largest solar power facility in southwestern Ohio $5 million capital cost 9,000 solar panels over 7 acres of land Facility scheduled to be on-line during March 2010 Supports the company’s effort to be in compliance with Ohio’s renewable energy requirements Additional opportunities being considered to meet renewable requirements: Expanding the current solar facility Solar arrays at other locations Co-firing opportunities

Regulatory Framework

Regulatory Framework Based on the PUCO approval of DP&L’s ESP filing in June 2009, DP&L’s current rate plan is extended until December 2012 Q1 2010 Q4 2009 Q3 2009 Q2 2010 ESP Approved AMI/Smart Grid Re-Filed with PUCO TCRR (2) Approved SEET (1) Workshop Filed SEET Comments with PUCO Filed Jan/Feb 2010 Fuel and Purchased Power filing File Mar/May 2010 Fuel and Purchased Power filing File May 2010- Apr 2011 TCRR (2) and capacity riders File June/Aug 2010 Fuel and Purchased Power filing File Sep/Nov 2010 Fuel and Purchased Power filing SEET= Significant Excessive Earnings Test TCRR = Transmission Cost Recovery Rider 14 EEI International Utility Conference March 14-16, 2010

PUCO approved DP&L’s electric security plan in June 2009 Distribution and generation rates remain frozen through 2012 SEET does not apply until 2013 based on 2012 earnings Fuel and purchased power clause effective January 2010 Transmission cost recovery and capacity riders approved in May 2009 Renewable requirements under Ohio Senate Bill 221: 2009 and 2010 renewable requirements expected to be met primarily through the purchase of renewable energy credits (RECs) Regulatory Framework (continued) 15 EEI International Utility Conference March 14-16, 2010 Note: Half of the renewable and solar requirements must come from within the state of Ohio 2009 2010 2015 2020 2025 Renewable Targets (%) 0.246% 0.490% 3.350% 8.160% 12.000% Solar Targets (%) 0.004% 0.010% 0.150% 0.340% 0.500% Advanced Energy(%) 0.000% 0.000% 0.000% 0.000% 12.500%

Operational

Service territory encompasses 24 counties, within 6,000 square miles, in West Central Ohio Population of 1.3 million Loyal and diverse customer base Over 500,000 retail customers Expanding military presence at Wright Patterson Air Force Base Attractive local universities provide source of well-educated employees Service Area 17 EEI International Utility Conference March 14-16, 2010

Retail Customers As of Dec. 2009: 514,634 2009 Retail Revenue $1,220.3 million Principal Industries Defense Food Processing Paper / Plastic Manufacturing Healthcare Automotive Diversified Retail Market Customer Base Residential Government Commercial Industrial Education 2009 Retail Sales 13,537 gWh 18 EEI International Utility Conference March 14-16, 2010

 Total Sales (gWhs) (2009 vs. 2008) 16,667 17,172 Total Sales 19 Total 2009 retail sales were 9.3% below 2008 Weather normalized 2009 retail sales were 7.7% below 2008 2009 wholesale sales were 40% higher than 2008 EEI International Utility Conference March 14-16, 2010

Ohio law requires utilities to join a regional transmission organization Transmission operated by PJM DP&L and its co-owned generation units are strategically located Member of PJM and MISO RTOs DP&L’s co-owned generation units operated by Duke currently have the capability to sell generation in MISO and/or PJM RTOs PJM MISO Regional Transmission Organizations 20 EEI International Utility Conference March 14-16, 2010

Generation Overview Natural Gas Peaking Units Coal Fired Generating Plants Portfolio totals 3,812 MWs of generating capacity Coal: 2,845 MW Other: 967 MW 99% of DPL’s energy is produced with coal Co-ownership of generation assets: Over 65% of generating capacity is owned in combination with other utilities Diversifies operational risk DP&L operates and purchases coal for 2 of 7 plants in which we have co-ownership. (Approximately 50% of total coal consumed at these plants) DP&L operates and purchases coal for Hutchings, a wholly-owned plant 21 EEI International Utility Conference March 14-16, 2010

Environmental Capex Program Completed Environmental construction program completed on majority of base load coal units ESP permits DP&L to seek recovery of future costs associated with climate change, carbon legislation, and/or other environmental regulations 22 EEI International Utility Conference March 14-16, 2010 DP&L Operated Partner Operated Hutchings (1) Killen Stuart Conesville Beckjord Miami Fort East Bend Zimmer SCR FGD (Scrubbers) (1) Hutchings is wholly owned by DP&L. Completed

2010 Contracted Coal (DPL Share) Basin Mix 2010 Contracted Coal (DPL Share) Supplier Mix Fuel Procurement 2010 Coal Supply Diversity (Stuart and Killen Stations) 100% of coal contracted for 2010 committed retail requirements Internal risk management policy aims to ensure sufficient diversity among coal suppliers Coal blending capabilities provide opportunities to optimize fuel position 23 EEI International Utility Conference March 14-16, 2010

 Total Supply (gWhs) (2009 vs. 2008) 17,994 18,225 Total Supply 24 (1) Other Generation was 171 gWhs in 2009 and 464 gWhs in 2008. Generation output increased 7% from 2008 to 2009 Purchased power volume decreased 49% from 2008 to 2009 EEI International Utility Conference March 14-16, 2010

DPL

Generation Portfolio

Plant	Location	Fuel	Total Capacity (MW)	Net Capacity (MW)	Co-Owners	Operator	COD
Hutchings	Miamisburg, Ohio	Coal	365	365	—	DP&L	1948–1953
Hutchings CT	Miamisburg, Ohio	Gas	23	23	—	DP&L	1968
Killen	Wrightsville, Ohio	Coal	600	402	Duke	DP&L	1982
Killen CT	Wrightsville, Ohio	Oil	18	12	Duke	DP&L	1982
Stuart	Aberdeen, Ohio	Coal	2,343	820	AEP, Duke	DP&L	1970–1974
Stuart IC	Aberdeen, Ohio	Oil	10	3	AEP, Duke	DP&L	1969
Conesville Unit 4	Conesville, Ohio	Coal	780	129	AEP, Duke	AEP	1973
Beckjord Unit 6	New Richmond, Ohio	Coal	414	210	AEP, Duke	Duke	1969
Miami Fort Units 7 & 8	North Bend, Ohio	Coal	1,022	368	Duke	Duke	1975–1978
East Bend Unit 2	Rabbit Hash, Kentucky	Coal	600	186	Duke	Duke	1981
Zimmer	Moscow, Ohio	Coal	1,300	365	AEP, Duke	Duke	1991
Yankee Street CT	Centerville, Ohio	Gas	94	94	—	DP&L	1969
Monument IC	Dayton, Ohio	Oil	12	12	—	DP&L	1968
Tait Diesels IC	Dayton, Ohio	Oil	10	10	—	DP&L	1967
Sidney IC	Sidney, Ohio	Oil	12	12	—	DP&L	1968
Tait Units 1 – 3	Dayton, Ohio	Gas	256	256	—	DP&L	1995–1998
Montpelier Units 1 – 4	Montpelier, Indiana	Gas	238	238	—	DP&L	2001
Tait Units 4 – 7	Dayton, Ohio	Gas	307	307	—	DP&L	2002
Total			**8,404**	**3,812**			

Note:
1 Does not include OVEC generation, with approximately 110 MW treated as Purchased Power. Montpelier Units 1-4 and Tait Units 4 – 7 are owned by DPL Energy, LLC

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